FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [__]


                           ---------------------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

               New York                                     13-516-382
        (State of incorporation                          (I.R.S. employer
     if not a U.S. national bank)                       identification no.)

    One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                         RUSSELL-STANLEY HOLDINGS, INC.
              (Exact name of obligor as specified in its charter)

            Delaware                                       22-3525626
(State or other jurisdiction of                         (I.R.S. employer
 incorporation or organization)                         identification no.)

                             RUSSELL-STANLEY CORP.
              (Exact name of obligor as specified in its charter)

           New Jersey                                      22-1505645
(State or other jurisdiction of                         (I.R.S. employer
 incorporation or organization)                         identification no.)

                             RUSSELL-STANLEY CORP.
              (Exact name of obligor as specified in its charter)

            Illinois                                       22-2623485
(State or other jurisdiction of                         (I.R.S. employer
 incorporation or organization)                         identification no.)

                                  RSLPCO, INC.
              (Exact name of obligor as specified in its charter)

            Delaware                                       22-3611710
(State or other jurisdiction of                         (I.R.S. employer
 incorporation or organization)                         identification no.)

                             RUSSELL-STANLEY CORP.
              (Exact name of obligor as specified in its charter)

                 Texas                                     22-3611707
    (State or other jurisdiction of                     (I.R.S. employer
     incorporation or organization)                     identification no.)

           685 Route 202/206
            Bridgewater, NJ                                  08807
(Address of principal executive offices)                  (Zip code)

                      CONTAINER MANAGEMENT SERVICES, INC.
              (Exact name of obligor as specified in its charter)

           South Carolina                                  57-0941972
  (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                       identification no.)

           1071 Holland Road
            Simpsonville, SC                                 29681
(Address of principal executive offices)                  (Zip code)

                        NEW ENGLAND CONTAINER CO., INC.
              (Exact name of obligor as specified in its charter)

            Rhode Island                                   05-268961
  (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                       identification no.)

         455 Washington Highway
             Smithfield, RI                                  02917-1996
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                   10-7/8% Senior Subordinated Notes due 2009
                      (Title of the indenture securities)

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:
(A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


Name                                                Address

Superintendent of Banks of the State of New York    2 Rector Street, New York,
                                                    N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York                    33 Liberty Plaza, New York,
                                                    N.Y.  10045

Federal Deposit Insurance Corporation               Washington, D.C.  20429

New York Clearing House Association                 New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to com-mence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of March, 1999.


THE BANK OF NEW YORK



By:         /S/ REMO J. REALE
      Name: REMO J. REALE
      Title:  ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7
                                                       (to Form T-1, Exhibit 25)

--------------------------------------------------------------------------------


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                          Dollar Amounts
ASSETS                                                                                                     in Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                                                       $3,951,273
   Interest-bearing balances                                                                                 4,134,162
Securities:
   Held-to-maturity securities                                                                                 932,468
   Available-for-sale securities                                                                             4,279,246
Federal funds sold and Securities purchased under agreements to resell                                       3,161,626
Loans and lease financing receivables:
   Loans and leases, net of unearned income                                                                 37,861,802
   LESS: Allowance for loan and lease losses                                                                   619,791
   LESS: Allocated transfer risk reserve                                                                         3,572
   Loans and leases, net of unearned income, allowance, and reserve                                         37,238,439
Trading Assets                                                                                               1,551,556
Premises and fixed assets (including capitalized leases)                                                       684,181
Other real estate owned                                                                                         10,404
Investments in unconsolidated subsidiaries and associated companies                                            196,032
Customers' liability to this bank on acceptances outstanding                                                   895,160
Intangible assets                                                                                            1,127,375
Other assets                                                                                                 1,915,742
Total assets                                                                                               $60,077,664
LIABILITIES
Deposits:
   In domestic offices                                                                                     $27,020,578
   Noninterest-bearing                                                                                      11,271,304
   Interest-bearing                                                                                         15,749,274
   In foreign offices, Edge and Agreement subsidiaries, and IBFs                                            17,197,743
   Noninterest-bearing                                                                                         103,007
   Interest-bearing                                                                                         17,094,736
Federal funds purchased and Securities sold under agreements to repurchase                                   1,761,170
Demand notes issued to the U.S.Treasury                                                                        125,423
Trading liabilities                                                                                          1,625,632
Other borrowed money:
With remaining maturity of one year or less                                                                  1,903,700
   With remaining maturity of more than one year through three years                                                 0
   With remaining maturity of more than three years                                                             31,639
Bank's liability on acceptances executed and outstanding                                                       900,390
Subordinated notes and debentures                                                                            1,308,000
Other liabilities                                                                                            2,708,852
Total liabilities                                                                                           54,583,127


EQUITY CAPITAL
Common stock                                                                                                 1,135,284
Surplus                                                                                                        764,443
Undivided profits and capital reserves                                                                       3,542,168
Net unrealized holding gains (losses) on available-for-sale securities                                          82,367
Cumulative foreign currency translation adjustments                                                            (29,725)
Total equity capital                                                                                         5,494,537
Total liabilities and equity capital                                                                       $60,077,664



           I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

           We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Directors:

Thomas A. Reyni
Gerald L. Hassell
Alan R. Griffith